                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       2000/04/19
                                                  ---------------------


                                 FULLCOMM, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
          ------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               Delaware                            65-0656268
     --------------------------------          -------------------
       (State or other jurisdiction               (IRS Employer
     of incorporation or organization)         Identification No.)


 110 Franklin Avenue, Pennington, NJ                           08534, USA
------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                  (Zip Code)



                                 (609) 730-9900
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                     11 Chambers Street, Princeton, NJ 08542
                                 (609) 252-0657
-------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)

Item 4.  Change in Registrant's Certifying Accountant.

     The Board of Directors of the Registrant, on April 19, 2000, (i) appointed Goldstein, Golub, Kessler as its independent auditor effective immediately, and
(ii) accepted the resignation of Thomas P. Monahan, CPA, who had served as the Registrant's independent auditor since its inception.

     For the two fiscal years ended December 31, 1998 and 1999, and the subsequent interim period through March 31, 2000, and to the date of our former accountant's resignation on April 19, 2000, (i) there were no disagreements with Mr. Monahan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope, or procedures, which disagreements, if not resolved to his satisfaction, would have caused him to issue an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, auditing scope, or accounting principles, and (ii) there was no adverse opinion or disclaimer of opinion contained in any of Mr. Monahan's reports for financial statements for such periods.

     There was no consultation by the Registrant with Goldstein, Golub, Kessler as to (i) the application of accounting principles, or (ii) the type of audit opinion that might be rendered on the Registrant's financial statements prior to their appointment.

     The Board of Directors of the Registrant, on February 16, 2001, appointed Thomas P. Monahan, CPA, as independent auditor effective immediately, and gave written notice that the Registrant would no longer be retaining their services to Goldstein, Golub, Kessler by mail (Exhibit "F-18").

     Mr. Steven Mayer of Goldstein, Golub, Kessler has submitted an affirmation, dated March 31, 2001, that, during the period from April 19, 2000, through February 16, 2001, (i) there were no disagreements between his firm and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedures, which disagreements, if not resolved to their satisfaction, would have caused them to issue an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; (ii) there was no adverse opinion or disclaimer of opinion contained in any of Goldstein, Golub, Kessler's reports for financial statements prepared by them for the Registrant through its third quarter 10-Q; and (iii) Golub, Goldstein Kessler has not advised the Registrant of any reportable events or disagreements (as defined in paragraphs
(a) through (d) of Item 304 of Regulation S-B) (Exhibit "F-17").

     The Registrant's law firm, Kaplan, Gottbetter & Levenson, LLP, through its Associate, Jence L. Thomas, Esq., contacted National Media Technologies, New York, NY, via telephone, e-mail, and facsimile, on Friday, March 30, 2001, to file this document via EDGAR that day. Ms. Thomas was informed on Wednesday evening, April 4, 2001, that National Media Technologies had not made the filings because it had not completed any successful attempts to reach the Registrant or its attorneys, despite numerous claimed attempts (see Exhibit F-
19), even though Ms. Thomas had identified her firm and herself on the confirmed fax cover sheet (attached to Exhibit F-19) and National Media Technologies admitted, on April 5, 2001, that it had received page 3 of the Form 12b-25, the second document attached to the referenced fax cover sheet (also attached to Exhibit F-19), which specifically instructs, in Part IV(1), that the contact is Adam Gottbetter at (212) 983-6900. Ms. Thomas protested in writing to National Media Technologies on Wednesday evening and arranged for the filings to be made by another service, R. R. Donnelly & Sons, on Thursday morning. Registrant has made this filing as soon as possible after learning that the service it had chosen, although the document had been successfully EDGARized, had not completed the filing, and, therefore, Registrant should not be penalized as a result.

Item 7.  Financial Statements and Exhibits.

  (c)  Exhibits.

  The following Exhibits are included in this Current Report on Form 8-K:

Exhibit Number      Description of Exhibit
--------------      ----------------------
     F-17           Affirmation from Goldstein, Golub, Kessler as to no
                    disagreements or adverse opinions to Registrant during the period they served as certifying accountant for the Registrant.

     F-18 Letter from FULLCOMM, Inc., to Goldstein, Golub, Kessler, terminating their services as of February 16, 2001.

     F-19 E-Mail from National Media Technologies explaining the "late filing" with copy of confirmed fax cover sheet and third page of Form 12b-25.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FULLCOMM, Inc.
                                      (Registrant)


Date: March 31, 2001                  By: /s/ Brendan Elliott
                                         -------------------------
                                         Brendan Elliott
                                         President

                              [GEK LOGO APPEARS HERE]

                          GOLDSTEIN GOLUB KESSLER LLP

                 Certified Public Accountants and Consultants
                 --------------------------------------------
                    [NEXIA INTERNATIONAL LOGO APPEARS HERE]

March 31, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

We have read Item 4 of Form 8-K dated March 31, 2001 of Fullcomm, Inc. and are in agreement with the statements contained therein.



/s/ GOLDSTEIN GOLUB KESSLER LLP
GOLDSTEIN GOLUB KESSLER LLP

                                      Fullcomm, Inc.
                                      110 Est Franklin Ave.
                                      Pennington, NJ 08534
                                                            --------
                                                            FULLCOMM
                                                            --------
                                      Phone: (609) 730-9900
                                      Fax:   (609) 730-9994
                                      www.fullcomm.com
                                      -----------------------------------------
                                      February 16 2001

Sent Via Letter:
----------------

Goldstein, Golub, Kessler
Attn: Mike Strype
Suite 500
1185 Avenue of the Americas
New York, NY 10036-2602


Dear Mike:

Fullcomm Technologies, Inc. will no longer be retaining the services of your firm as our accountants. We thank you and your firm for all the time and work that you have done this far. Thank you very much.



                                                Regards,

                                                /s/ Wayne H. Lee

                                                Wayne H. Lee
                                                Executive Vice President
                                                Fullcomm, Inc.

cc: Adam Gottbetter, esq.

Jence L. Thomas
--------------------------------------------------------------------------------
From:     Min Jung [MJung@natlmedia.com]
Sent:     Thursday, April 05, 2001 10:34 AM
To:       'jlt@kgllaw.com'
Subject:  FullComm (NT-10-K, 8-K)


Jance Thomas,

I would like to apologize for the miscommunication concerning the late filing of Fullcomm, Inc.'s Form 12b-25 and Form 8-K.

Our goal at NMT is to work closely with our clients and guide them step by step through the filing process.

It is standard practice for our customer service representatives to "test" file all jobs in preparation for their filing deadlines and to fax an "Authorization" form that will allow our client to sign and release their filings for transmission to the SEC. Our goal is to be proactive in this regard, prompting and reminding clients that their filings must be released in time to meet their deadlines. We cannot "live" file any job without this written consent.

Your project was successfully EDGARized and a proof distribution was faxed to the attention of Wayne H. Lee at Fullcomm's fax number (609) 730-9994 on Friday March 30, 2001. Because there was no evidence that direct us to send our EDGAR Proofs to you, we sent our proofs directly to Mr. Wayne H. Lee at Fullcomm. Unfortunately the authorization to file these projects was never received from you or your client. Our customer service representatives were unsuccessful in communicating the need for you or your company to authorize us to execute the filing.

We regret this miscommunication and are determined that in the future, we will avoid these situations.

Sincerely,

Min Jung
VP of Document Services

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CONNECTION TEL         7326588pp03638001
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                       KAPLAN GOTTBETTER & LEVENSON, LLP
                               Attorneys at Law
                               630 Third Avenue
                           New York, New York 10017
                           Telephone: (212) 983-6900
                           Facsimile: (212) 983-9210
                             Email: KGL@KGLLAW.COM


                       FACSIMILE TRANSMITTAL COVER SHEET
                       ---------------------------------

DATE:    3/30/01

TO:      Lawrence

COMPANY: National Media Technologies

FACSIMILE NO: (212) 732-0588

FROM: Jence L. Thomas

PAGES:  12      (INCLUDING THIS COVER SHEET)

--------------------------------------------------------------------------------
MESSAGE:

                First seven (7) pages are Form 8-K -- Change of Accountant last four (4) pages are Form 12b25 -- Extension to File 10-KSB.